Exhibit 10.2

Tenancy Agreement
Contract Filing No. by Housing Authority: Futian, HQ017991

Lesser (hereinafter called “Part A”):   Dongxin Lin
Address: No.5 Fuxinfang, Futiancun, Futian District,Shenzhen City, Guangdong Province
Zip code:     518035
Agent: ___________________________________________________________
Address: _________________________________________________________
Zip code: _________________________________________________________

Lessee (hereinafter called “Part B”): Chinae.com Investment Consultant (Shenzhen) Co. Ltd
Address: Room 2719,Guomao building, South Renmin Road ,Luohu,Shenzhen
Zip code:              518035
Business license (ID number):    440301503251799
Agent:      Yiwen Ling
Address: Room 3123,Guomao building, South Renmin Road ,Luohu,Shenzhen
Zip code:      518035

According to the “Contract Law of the People’s Republic of China” and “Urban Property Administration Law of the People's Republic of China”， Party A and B have reached an agreement through friendly consultation to conclude the following contract.

1.
Part A will lease Part B the premises which is located atRoom 1508, Rongchao Landmark, 4028Jintian Road, Futian District, Shenzhen .The size of the premises is 121.22 square meters, and the total floors of the building is 46  .

The owner of the premises is Dongxin Lin , and the property ownership certificate number is .

2.	The rental is ￥ 125 /㎡ per month ,which totally is ￥ 15,153.00 per month.

3.	The first installment(￥ 15,153.00 )will be paid before 20th Apil,2008 .

4.	Part A will pay the rental to Part A

□√before   20th  every month;

□before   every quarter;

□before   every six months;

□before   every year;

Part A should give the invoice to Part B when Part A get the rental.

(Above the four forms, two parts should choose one form and mark “√” in “□”)

5.	The rental period from20th November,2008 to 19th January,2011 .

The rental period mentioned above should not exceed the statutory period, whereas the extra period is invalid. The loss caused will be afforded by the items according to the agreement In case the agreement is not reached, the losses is afforded by Part A.

6.	The rental premises is used for office .

Part B should get the written approval from Part A in the case of changing the usage of the rental premises. Meanwhile, Part B needs to go relevant government department for registration.

7.	Part A should provide the premises to Part B before the date 20th November,2008

The rental period will be adjusted if Part A delays delivering the premises. Part A will handle all relevant procedures due to delivering delay.

Two Parts should sign the contract and register this contract with the relevant government authority.

8.	Two Parts should make sure of the situation of the premises and attached facilities when Part A delivery the premises to Part B. The attached facilities list can be seen in attached package.

9.	Part B should pay the deposit when Part A provide the premises, and the deposit is ￥ 60,610.00 .

Part A should give the invoice to Part B for the deposit.

Part A should return the deposit to Part B for follows:

(1) Part B does not throw the lease before the rental period expired

(2) Part B does not default any fees

(3) Part B does not break the law ,and does not relet or under-lease

□only satisfied one condition;

□√satisfied all the conditions.
(Above the two forms ,two parts should choose one form and mark “√” in “□”)

Part A shouldn’t return the deposit to Part B for follows:

(1) Part B does not give the premises back on agreement when the rental period expired

(2) Part B defaults the rental or management fees

(3) Part B requires to dissolute this contract ahead of schedule

(4) Part B breaks the law during rental period ,or relets or under-lease

10.	During the rental period, Part A will afford other fees such as land use fees, rental tax and rental management fees, etc.

Part B is in charge of the fees as the utilities, health costs and the property management fees.

11.	Part A should guarantee the premises and attached facilities in the line with the contract, and its security reaches the requirement of the laws

12.	Part B will use the premises and attached facilities lawfully without offense. Part A couldn’t interfere Part B to use the premises normal and reasonable.

13.
 If the premises and attached facilities appear damage which would impede secure and normal use without Part B’s fault,Part B will advise to Part A in time .And Part B should take effective measures to prevent the damage get more serious. Part A will do maintenance in   days after Part B’ notice, or Part A will authorize Part B to do maintenance. If Part B couldn’t advise to Part A or Part A not do maintenances in the period according to the preceding paragraph, Part B will do maintenance instead after register

If the damage must be maintained immediately with emergency, Part B will do maintenance instead of Part A and advice to Part A in time.
The fees above two provisions(include of the fees that Part B do maintenance instead of Part A and Part B take measures to prevent the damage get more serious).If  Part B don’t carry out the obligations above two agreements without timely notice or effective measures, therefore lead to more loss, Part B will afford the (expending)loss.

14.
If the premises and attached facilities appear damage which would impede secure and normal use because of Part B’s inappropriate and unreasonable usage, Part B should advise to Part A also manage to maintain or compensate. If Part B refuses to repair or compensate, Part A will maintain instead after register, and Part B should afford the maintenance fees.

15.	If Part A of Part B want to reconstruct or extend the premises during the validity of this contract, two Parts will sign other contract separately.

Provision should get the approval by the relevant government according to relevant law.

16.
□ Part B have the right of subletting or underletting the premises to other people during the  rental period. Part B should register with the relevant government authority. The period couldn’t exceed the period in this contract.

□ Part B is forbidden to sublet or underlet the premises to other people during the rental period unless Part A issued written promission.And Part B will register with the relevant government authority . The period couldn’t exceed the period in this contract.

□√ Part B is forbidden to sublet or underlet the premises to other people during the rental period.

(Above the three forms ,two Parts should choose one form and mark “√” in “□”)

17.
Part A should issued the written notice in advance of  one months if Part A intend to sell a part or all of the premises during the validity of this contract . Part B have the priority over other purchasers in the conditions.

If other purchaser gets the premises, Part A should tell the purchaser to carry out this contract when they sign the premises sale contract.

18.	Two Parts could relief or change this contract if appear the situations following:

(1) If come across force majeure, thus the purpose of this contract can’t achieve;

(2) The premises is expropriated, purchased, recovered or removed by government;

(3) Two Parts reach agreement.

19.	If appear the situations following:
  (1) Part B arrears the rental exceed for 15 days;

(2) Part B arrears other fees which maybe bring out damage to Part A, and the fees exceed to ten thousand;
(3) Part B use the premises to do illegal activities, therefore damage the public benefits or other people’s benefits.
  (4) Part B changes the premises construction or usage unauthorized.

(5) Part B doesn’t take the maintenance obligation and don’t afford the fees of maintenance according to this contract, therefore lead the premises or attached facilities damaged seriously.
  (6) Part B fix up the premises without Part A’s consent.

  (7) Part B underlet the premises to other people unauthorized.

Part A will

□claim the compensation for damage or loss to Part B;

□refuse to give back the deposit;

□√Part B should afford penalty about ￥ 15,153.00     .

(Above the three forms, two Parts should choose one form and mark “√” in “□”)

Except claim the compensation or penalty to Part B,Part A will relief or change this contract.

20.	If appear the situations following, Part B could claim Part A to afford the penalty about ￥ 15,153.00
  (1) Part A provides the premises late more than 15 days.

(2) Part A violate the first section of article 11 of this contract, therefore Part B couldn’t conform the purpose of this contract.
(3) Part A doesn’t take the maintenance obligation and don’t afford the fees of maintenance according to the article 13 of this contract.
(4) Part A reconstructs or extend the premises without Part B’s consent or relevant government authority .
Except claim the compensation or penalty to Part A, Part B will relief or change this contract（Part B should advise to Part A in written and give back the premises to Part A after get   compensations）.
Part B shouldn’t afford the rental during the period of claiming compensations.

21.
Part B should give back the premises to Part A in   3   days after this contract is relieved.Part B should keep the premises and attached facilities intact (except the normal loss), settle all of the fees and transact the procedure of transferring .

If Part B doesn’t pull stakes out off the premises or give back the premises overdue, Part A will take back the premises and charge twice of the rental to Part B.

22.
If Part B want to rent the premises continue after the rental period expired, Part B should request to Part A two months before rental period expired. Part B have the priority over other lessees in the same conditions.

Two Parts should conclude another contract for the continue rental, and register the contract with the relevant government authority.

23.	If any Part violate this contract, he should commitment the responsibility breaking this contract.

24.	Two Parts could assumpsit in attached sheet for other things .The attached sheet signed by two Parts is a part of this contract, and it has the same effectiveness as this contract.

If two Parts change this contract during the rental period, they should register the changed contract with primary government authority.

25.
Both of Parts will solve the disputes arising from execution of this contract trough friendly consultation. In case the agreement can’t be reached, both of Parts will ask the government authority that this contract register with to mediate. In case the mediation can’t be reached ,both of  Parts  will

□√Summit the dispute to  Shenzhen Arbitration Commission;

□Summit the dispute to China International Economic and Trade Arbitration Commission □Shenzhen Sub-Commission;

□Summit the dispute to court.

(Above the three forms ,two Parts should choose one form and mark “√” in “□”)

26.	This contract become effective from it is signed.

Two Parts should register this contract with relevant government authority in ten days from it is signed.

27.	The Chinese copy of this contract is the original.

28.	There are 4 originals of this contract. Each party will hold 1 original, the government authority registered with hold 1 original, and relevant government authority hold 1 original.

Part A(stamp): Dongxin Lin
Legal representative:
Telephone number:
Account number:
Agent(stamp):
Date: 20th November, 2008

Part B (stamp): Chinae.com Investment Consultant (Shenzhen) Co. Ltd
Legal representative: Xiangxiong Deng
Telephone number:
Account number:
Agent (stamp): Yiwen Ling
Date: 7th November, 2008

Government Registration Authority (stamp): Shenzhen Futian District Housing Authority
Date: 20th November, 2008

(attached sheet)
additional

1.   Part A should give the invoice to Part B when Part A get the rental.
2.   During the rental period, Part B will afford other fees such as land use fees, rental tax and rental management fees, etc.